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                                                                    EXHIBIT 23.2

                               Consent of Counsel

     The consent of Jeffrey W. Wagner, Esq., General Counsel and Secretary of Sunoco Partners LLC, the general partner of the Registrant, is included in his opinion filed as Exhibit 5.1 to this Registration Statement on Form S-8.

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